UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	abrdn Australia Equity Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2023

Item 1. Reports to Stockholders.

abrdn Australia Equity Fund, Inc. (IAF)
Annual Report
October 31, 2023
abrdn.com

Managed Distribution Policy  (unaudited)

The Board of Directors (the "Board") of the abrdn Australia Equity Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s net asset values over the preceding three month period ending on the last day of the month immediately preceding the distribution’s declaration date. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the estimated amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Board may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification  (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.
The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.
Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of
1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.
The distributions for the fiscal year ended October 31, 2023 consisted of 25% net investment income, 5% net realized long-term capital gains and 70% tax return of capital.
In January 2024, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2023 calendar year.

abrdn Australia Equity Fund, Inc.

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Annual Report, which covers the activities of abrdn Australia Equity Fund, Inc. (the “Fund”), for the fiscal year ended October 31, 2023. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities.
Total Investment Return1
For the fiscal year ended October 31, 2023, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark is as follows:
NAV[2],[3]	1.45%
Market Price[2]	0.57%
S&P/ASX 200 (Net Total Return)[4]	1.72%
For more information about Fund performance, please visit the Fund on the web at www.abrdniaf.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below table represents comparison from current fiscal year end to prior fiscal year end of market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
10/31/2023	$4.22	$3.61	-14.45%
10/31/2022	$4.67	$4.03	-13.70%
During the fiscal year ended October 31, 2023, the Fund’s NAV traded within a range of $4.20 to $5.57 and the Fund’s market price traded within a range of $3.61 to $5.14. During the fiscal year ended October 31, 2023, the Fund’s shares traded within a range of a premium(+)/discount(-) of -2.63% to -15.06%.
Managed Distribution Policy
The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, as a percentage of the rolling average of the Fund’s NAV over the preceding three month period ending on the last day of the month immediately preceding the distribution’s declaration date. In March 2023, the Board of Directors of the Fund (the “Board”) determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in June 2023. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.
On November 9, 2023, the Fund announced that it will pay on January 10, 2024, a stock distribution of US $0.11 per share to all shareholders of record as of November 22, 2023. This stock distribution will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Shares of common stock will be issued at the lower of the NAV per share or the market price per share with a floor for the NAV of not less than 95% of the market price. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts at Computershare Investor Services who will have whole and fractional shares added to their account.
Shareholders may request to be paid their quarterly distributions in cash instead of shares of common stock by providing advance notice to the bank, brokerage or nominee who holds their shares if the shares are in “street name” or by filling out in advance an election card received from Computershare Investor Services if the shares are in registered form.
The Fund is covered under exemptive relief received by the Fund’s investment manager from the U.S. Securities and Exchange Commission (“SEC”) that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year.

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[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
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[2]	Assuming the reinvestment of dividends and distributions.
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[3]	The Fund’s total return is based on the reported net asset value (“NAV”) for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
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[4]	The S&P/ASX 200 is a market-capitalization weighted and float-adjusted stock market index of Australian stocks listed on the Australian Securities Exchange from S&P Global Ratings. The index is calculated net of withholding taxes to which the Fund is generally subject. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
abrdn Australia Equity Fund, Inc.	1

Letter to Shareholders  (unaudited)  (concluded)

Revolving Credit Facility
The Fund is permitted to borrow for investment purposes as may be permitted by the 1940 Act or any rule, order or interpretation thereunder. This allows the Fund to borrow for investment purposes in the amount up to 33 1/3% of the Fund’s total assets.
On October 13, 2020, the Fund entered into a 3-year term revolving credit facility with a committed facility of AUD $20 million with State Street Global Advisors, which term was extended until October 11, 2024 by an amendment dated October 13, 2023. The Fund’s outstanding balance as of October 31, 2023 was AUD $15 million on the revolving credit facility. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. A more detailed description of the Fund’s revolving credit facility can be found in the Notes to Financial Statements.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.
Open Market Repurchase Program
The Board approved an open market repurchase and discount management policy (the "Program"), which allows the Fund to purchase, in the open market, its outstanding common stock, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment manager. If shares are repurchased, the Fund reports the number of shares repurchased on its website monthly. During the fiscal year ended October 31, 2023, the Fund did not repurchase any shares.
On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this Program during the prior quarter and if shares are repurchased management will post the number of shares repurchased on the Fund’s website on a monthly basis. Under the terms of the Program, the Fund is permitted to repurchase up to
10% of its outstanding shares of common stock in the open market during any 12 month period.
Portfolio Holdings Disclosure
The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.
Investor Relations Information
As part of abrdn’s commitment to shareholders, we invite you to visit the Fund on the web at www.abrdniaf.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.
Enroll in abrdn’s email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences
Contact Us:
•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter
•	Email: Investor.Relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Christian Pittard
Christian Pittard
President

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All amounts are U.S. Dollars unless otherwise stated.
2	abrdn Australia Equity Fund, Inc.

Report of the Investment Manager  (unaudited)

Market Review
Australian equities generally rose slightly over the 12-month period ended October 31, 2023, in a volatile period for equity markets globally, largely dominated by monetary policy1 decisions by central banks as they sought to combat persistently high inflation. Despite the Australian economy showing relative resilience throughout the period, fears over the negative impact that higher interest rates would have on the domestic economy in the face of high inflation kept sentiment towards domestic equities relatively low.
Reflective of these themes, interest rate-sensitive and high-valuation stocks in the information technology (IT), healthcare, and real estate sectors underperformed the most. On the other hand, companies in the materials and utilities sectors were the clear outperformers, with commodity and energy prices remaining elevated.
While annual inflation gradually cooled from a high of 7.8% at the end of 2022, to 5.4% by the end of September, domestic macroeconomic data showed a persistently stable economic environment. This resilience was reflected in the most recent corporate results, while the latest gross domestic product (GDP) data also exceeded expectations. This was all despite the 400 basis points (bps) of interest rate increases since May 2022, with an additional 25 bp rise on November 7, 2023 of taking the Reserve Bank of Australia’s (RBA) cash rate to 4.35%.
That said, many company outlooks reflected increasing uncertainty, given prevailing wage and cost pressures, influenced by a tight labor market and the Fair Work Commission’s announcement of a 5.75% increase in the national minimum wage. Westpac’s consumer sentiment survey remained at depressed levels throughout the period, while NAB’s business survey showed business confidence falling into negative territory.
Performance Review
The abrdn Australia Equity Fund, Inc. returned 1.45% on a net asset value2 basis for the 12-month period ended October 31, 2023, versus the 1.72% return of its benchmark, the S&P ASX 200 Index (Net Total Return). The unlevered NAV returned 1.6% for the 12-months period ended October 2023 demonstrating that the leverage had a negative impact of -0.1% to fund performance over that timeframe.
The Fund’s relative underperformance compared to its benchmark was due to weak stock selection in the consumer discretionary3 and consumer staples4 sectors, although this was offset partially by strong stock selection in the materials sector.
Drilling deeper, our consumer-related stocks were weak. The consumer discretionary sector is a difficult space at the moment because of the potentially weaker earnings due to lower consumer spending as a result of weakening consumer spending power. However, the sector remains at elevated valuation levels, and our view remains to position ourselves in the more resilient quality names that do not have what we consider to be excessively high expectations. Across our holdings, we sold the Fund’s position in IDP Education, which was a significant detractor from returns, as the stock weakened due to concerns over the impact of new Canadian foreign student testing requirements on the visibility of the business over the coming years. In consumer staples, a key laggard was drinks and hospitality company Endeavour Group, which fell on normalizing liquor retail sales and the potential of regulatory reform from state governments trying to control gambling on slot machines, which the group profits from in their bars.
Conversely, our materials holdings performed well. Resources group Rio Tinto was the top stock contributor as it reported impressive third-quarter results. Its prospects remained underpinned by attractive free cash flow and dividend yield, production growth arising from the ongoing Pilbara turnaround and ramp-up of the Oyu Tolgoi copper mine, as well as increasing production of high-margin and low-emission aluminum. Gold producer Northern Star Resources also did well, as its fiscal first-quarter production update laid the groundwork for delivering on its fiscal 2024 guidance, supported by a strong balance sheet and an extension of its share buyback program. In contrast, Pilbara Minerals underperformed on the back of weak lithium market conditions and lower realized pricing.
The financials sector is the Fund’s largest exposure, although the Fund still remains underweight5 versus the benchmark. This active weighting was accretive on a relative basis as the sector underperformed, with Westpac a notable detractor to the sector and a stock to which the Fund does not have exposure.
A boost to performance was the Fund’s exposure to the IT sector. In particular, Xero stood out as the positive investment thesis continued to play out, with the company continuing to make gains on cost savings and its planned price increases reinforcing its pricing power in core markets.

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1	Decisions made by a government, usually through its central bank, regarding the amount of money in circulation in the economy. This includes setting official interest rates.
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2	A key measure of the value of a company, fund, or trust is the total value of assets less liabilities, divided by the number of shares.
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3	Industries associated with goods and services that rely upon consumers and are sensitive to changes in the economy. Examples include retailers and media companies.
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4	Industries associated with goods and services that consumers tend to buy in any economic climate and thus are less sensitive to changes in the economy. Examples include food and drugs.
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5	A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
abrdn Australia Equity Fund, Inc.	3

Report of the Investment Manager  (unaudited)  (continued)

In healthcare, Pro Medicus’s share price was boosted by news that it had signed by far its largest contract to date, with the largest non-profit network in Texas. Cochlear’s full-year 2023 (to end June) revenues and guidance for 2024 beat market expectations by 6–7% due to higher cochlear implant volumes and demand for its new N8 processor. Cochlear implants were supported by higher clinical capacity, market share gains, and COVID backlog surgeries, while services growth was driven by the N8 processor uptake following its launch at the end of the first half of 2023. These gains were more than offset by weakness in Resmed, as its share price was weighed down by concerns over the impact of GLP-1 weight loss drugs on its overall addressable market as well as gross margin issues. We think the GLP-1 concerns are overdone. The company reported fiscal first quarter results that were in line with expectations, and we see Resumed as well placed to continue to gain market share and see a margin recovery.
Elsewhere, the Fund’s real estate investment trust6 holdings in Mirvac and Charter Hall Group underperformed, as investors were worried about the impact of a rising interest rate environment on their yields and funding costs.
In key portfolio activity, we initiated a position in Bapcor, a quality aftermarket car parts retailer in Australia’s automotive industry. In our opinion, the company has stable earnings and a solid growth outlook. We are positive about the company as the retail segment stabilizes and the market refocuses on the higher-margin and higher-quality trade business. The trade segment is effectively a duopoly, with Bapcor and GPC having 20–25% market share each in a highly fragmented market.
We also introduced a new position in AUB, an insurance broker operating in Australia and New Zealand. A key pillar of AUB’s strategy is to acquire small- and medium-sized insurance brokers. A change in management has led to AUB executing better than its peers in a supportive rising interest rate backdrop, and we see good visibility on earnings with plenty of growth levers for management to pull internally. In addition, we increased our overweight to fiber cement manufacturer James Hardie and global gaming company Aristocrat Leisure. We added to both these positions based on our view that the respective dynamics for both companies in the U.S. were holding up better than investors appear to be pricing in.
Conversely, we exited Evolution Mining, given its near-term operating performance has been disappointing, and any subsequent turnaround is likely to be protracted.
We exited our position in ASX in view of better opportunities elsewhere, amid cyclical lows in capital raising and cash market trading. Likewise, we sold Elders and Metcash on waning conviction while Oz Minerals was acquired by BHP.
The Fund pays out a quarterly distribution7. Funding from the distribution is a combination of capital gains from trading, income received in the form of dividends from underlying securities and retained earnings (capital). While our primary objective is long-term capital appreciation, we also manage Fund cash flows to adequately meet the quarterly distribution.
The distribution reflects the Fund’s current policy to provide shareholders with a relatively stable cash flow per share. This policy did not have a significant impact on the Fund’s investment strategy over the reporting period. During the 12-month period ended October 31, 2023, the distributions were comprised of net investment income, realized long-term capital gains and return of capital. The Fund issued distributions totaling $0.50 per share for the 12-month period ended October 31, 2023.
Outlook
The RBA recently increased its policy rate by 25 bps to 4.35%, as expected, but it weakened the guidance for potential interest-rate increases in the future. It stated that further tightening of monetary policy will depend on the data and the RBA’s evolving assessment of risks, compared to its previous indication that “some further tightening of monetary policy may be required.” It also increased the inflation forecast and lowered the unemployment rate forecast. This suggests that the RBA is willing to let the economy run on, signaling a greater tolerance of wage growth if productivity rises in tandem.
More broadly, the domestic backdrop remains challenging, given elevated inflation and a tight labor market. We expect earnings risk over the short to medium term as economic activity softens and as the consumer adjusts to higher interest-servicing costs. We are cautious on rate-sensitive sectors and businesses that are just beginning their journey toward profitability. We remain biased towards businesses with strong pricing power and defensive business moats8, and we favor businesses with clear growth prospects that are leveraged to long-term structural shifts. The Fund’s holdings remaining defensive (i.e., their robust balance sheets and prospects for generating healthy through-the-cycle earnings) is also a positive. Many of our companies are also leaders in governance and sustainability, positioning them well to adapt to the future. We believe this will ensure that the portfolio remains resilient despite the current uncertain times.

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6	A form of indirect property investment. Distributions from real estate investment trusts (REITs) are made tax-free and are taxed according to the tax status of the shareholders.
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7	The payment of any income generated by a fund.
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8	A competitive advantage that a company has over its peers in the same industry.
4	abrdn Australia Equity Fund, Inc.

Report of the Investment Manager  (unaudited)  (concluded)

Risk Considerations
Past performance is not an indication of future results.
Foreign securities in which the Fund may invest may be more volatile, harder to price and less liquid than U.S. securities. They are subject to risks associated with less stringent accounting and regulatory standards, the impact of currency exchange rate fluctuation political and economic instability, reduced information about issuers, higher transaction costs and delayed settlement. There are also risks associated with investing in Australia, including the risk of investing in a single-country Fund. The Fund focuses its investments in the Australia region, which subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.
abrdn Asia Limited

abrdn Australia Equity Fund, Inc.	5

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark  for the 1-year, 3-year, 5-year and 10-year periods ended October 31, 2023.
	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	1.45%	4.42%	5.86%	3.13%
Market Price	0.57%	3.98%	3.93%	0.26%
S&P/ASX 200 (Net Total Return)	1.72%	4.95%	4.53%	2.12%
Performance of a $10,000 Investment (as of October 31, 2023)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
abrdn Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of October 31, 2023. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.abrdniaf.com or by calling 800-522-5465.
The net operating expense ratio excluding fee waivers based on the fiscal year ended October 31, 2023 was 2.03%. The net operating expense ratio net of fee waivers based on the fiscal year ended October 31, 2023 was 2.02%. The net operating expenses net of fee waivers and excluding interest expense based on the fiscal year ended October 31, 2023 was 1.65%.
6	abrdn Australia Equity Fund, Inc.

Portfolio Summary   (as a percentage of net assets) (unaudited)
As of October 31, 2023

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”) Sectors . Industry allocation is shown below for any sector representing more than 25% of net assets.
Sectors
Financials	28.3%
Banks	19.3%
Insurance	5.0%
Capital Markets	4.0%
Materials	24.1%
Health Care	15.3%
Consumer Discretionary	7.5%
Energy	7.3%
Real Estate	6.4%
Communication Services	5.6%
Consumer Staples	5.4%
Information Technology	3.0%
Industrials	2.0%
Utilities	1.5%
Short-Term Investment	0.9%
Liabilities in Excess of Other Assets	(7.3%)
100.0%
The following were the Fund’s top ten holdings as of October 31, 2023 :
Top Ten Holdings
BHP Group Ltd.	12.7%
Commonwealth Bank of Australia	9.0%
CSL Ltd.	7.8%
National Australia Bank Ltd.	6.1%
Woodside Energy Group Ltd.	5.4%
Rio Tinto PLC	4.5%
ANZ Group Holdings Ltd.	4.2%
Macquarie Group Ltd.	4.0%
Telstra Group Ltd.	4.0%
Goodman Group	3.8%

abrdn Australia Equity Fund, Inc.	7

Portfolio of Investments
As of October 31, 2023

Shares	Description	Industry and Percentage of Net Assets	Value
COMMON STOCKS—106.4%
AUSTRALIA—95.6%
289,813	ANZ Group Holdings Ltd.	Banks—4.2%	$ 4,570,054
157,552	Aristocrat Leisure Ltd.	Hotels, Restaurants & Leisure—3.5%	3,872,642
87,142	AUB Group Ltd.	Insurance—1.4%	1,496,533
291,835	Bapcor Ltd.	Distributors—0.9%	993,363
2,089,200	Beach Energy Ltd.	Oil, Gas & Consumable Fuels—1.9%	2,057,762
493,612	BHP Group Ltd.	Metals & Mining—12.7%	13,972,907
221,300	Charter Hall Group, REIT	Diversified REITs—1.1%	1,225,997
18,770	Cochlear Ltd.	Health Care Equipment & Supplies—2.6%	2,876,955
160,240	Commonwealth Bank of Australia	Banks—9.0%	9,857,300
58,497	CSL Ltd.	Biotechnology—7.8%	8,645,395
580,525	Endeavour Group Ltd.	Consumer Staples Distribution & Retail—1.7%	1,823,687
314,006	Goodman Group	Industrial REITs—3.8%	4,154,895
571,700	Insurance Australia Group Ltd.	Insurance—1.9%	2,062,428
85,349	James Hardie Industries PLC, CDI(a)	Construction Materials—1.9%	2,129,407
43,250	Macquarie Group Ltd.	Capital Markets—4.0%	4,445,663
846,220	Medibank Pvt Ltd.	Insurance—1.7%	1,846,687
1,413,775	Mirvac Group, REIT	Diversified REITs—1.5%	1,640,337
376,600	National Australia Bank Ltd.	Banks—6.1%	6,746,504
454,000	Northern Star Resources Ltd.	Metals & Mining—3.0%	3,324,543
947,629	Pilbara Minerals Ltd.	Metals & Mining—2.0%	2,225,976
51,700	Pro Medicus Ltd.	Health Care Technology—2.2%	2,462,623
77,980	Rio Tinto PLC	Metals & Mining—4.5%	4,975,159
1,833,200	Telstra Group Ltd.	Diversified Telecommunication Services—4.0%	4,445,285
104,545	Wesfarmers Ltd.	Broadline Retail—3.1%	3,363,612
275,154	Woodside Energy Group Ltd.	Oil, Gas & Consumable Fuels—5.4%	5,992,797
183,862	Woolworths Group Ltd.	Consumer Staples Distribution & Retail—3.7%	4,115,708
	Total Australia		105,324,219
NEW ZEALAND—8.1%
497,419	Auckland International Airport Ltd.	Transportation Infrastructure—2.0%	2,131,611
499,400	Mercury NZ Ltd.	Electric Utilities—1.5%	1,672,674
620,400	Spark New Zealand Ltd.	Diversified Telecommunication Services—1.6%	1,793,572
48,000	Xero Ltd.(a)	Software—3.0%	3,281,627
	Total New Zealand		8,879,484
UNITED STATES—2.7%
212,621	ResMed, Inc., CDI	Health Care Equipment & Supplies—2.7%	2,957,495
	Total Common Stocks		117,161,198
SHORT-TERM INVESTMENT—0.9%
UNITED STATES—0.9%
1,042,192	State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.30%(b)		1,042,192
	Total Short-Term Investment		1,042,192
	Total Investments—107.3% (cost $116,130,815)(c)		118,203,390
	Liabilities in Excess of Other Assets—(7.3%)		(8,044,055)
	Net Assets—100.0%		$110,159,335

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2023.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
8	abrdn Australia Equity Fund, Inc.

Statement of Assets and Liabilities
As of October 31, 2023

Assets
Investments, at value (cost $115,088,623)	$ 117,161,198
Short-term investments, at value (cost $1,042,192)	1,042,192
Foreign currency, at value (cost $1,630,936)	1,635,485
Interest and dividends receivable	2,731
Tax reclaim receivable	1,753
Prepaid expenses and other assets	60,803
Total assets	119,904,162
Liabilities
Revolving credit facility payable (Note 7)	9,497,247
Investment management fees payable (Note 3)	101,617
Interest payable on credit facility	23,621
Investor relations fees payable (Note 3)	18,499
Administration fees payable (Note 3)	8,608
Other accrued expenses	95,235
Total liabilities	9,744,827

Net Assets	$110,159,335
Composition of Net Assets
Common stock (par value $0.010 per share) (Note 5)	$ 260,747
Paid-in capital in excess of par	112,249,909
Accumulated loss	(2,351,321)
Net Assets	$110,159,335
Net asset value per share based on 26,074,691 shares issued and outstanding	$4.22

See Notes to Financial Statements.
abrdn Australia Equity Fund, Inc.	9

Statement of Operations
For the Year Ended October 31, 2023

Net Investment Income
Investment Income:
Dividends (net of foreign withholding taxes of $74,423)	$ 5,106,764
Interest and other income	77,255
Total investment income	5,184,019
Expenses:
Investment management fee (Note 3)	1,235,731
Directors' fees and expenses	205,072
Administration fee (Note 3)	106,941
Revolving credit facility fees and expenses (Note 7)	88,807
Independent auditors’ fees and expenses	74,360
Investor relations fees and expenses (Note 3)	73,258
Legal fees and expenses	62,712
Transfer agent’s fees and expenses	60,708
Reports to shareholders and proxy solicitation	51,273
Insurance expense	34,244
Custodian’s fees and expenses	21,624
Miscellaneous	32,917
Total operating expenses, excluding interest expense	2,047,647
Interest expense (Note 7)	457,968
Total operating expenses before reimbursed/waived expenses	2,505,615
Less: Investor relations fee waiver (Note 3)	(11,413)
Net expenses	2,494,202

Net Investment Income	2,689,817
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	(2,482,006)
Foreign currency transactions	(41,722)
(2,523,728)
Net change in unrealized appreciation/(depreciation) on:
Investments	(291,199)
Foreign currency translation	1,692,324
1,401,125
Net realized and unrealized loss from investments and foreign currencies	(1,122,603)
Change in Net Assets Resulting from Operations	$1,567,214

See Notes to Financial Statements.
10	abrdn Australia Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$2,689,817	$5,169,337
Net realized gain/(loss) from investments and foreign currency transactions	(2,523,728)	7,514,894
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	1,401,125	(41,156,375)
Net increase/(decrease) in net assets resulting from operations	1,567,214	(28,472,144)
Distributions to Shareholders From:
Distributable earnings	(3,728,374)	(14,311,534)
Return of capital	(8,939,202)	–
Net decrease in net assets from distributions	(12,667,576)	(14,311,534)
Issuance of 1,142,512 and 1,015,591 shares of common stock, respectively due to stock distribution	4,855,751	5,187,678
Change in net assets	(6,244,611)	(37,596,000)
Net Assets:
Beginning of year	116,403,946	153,999,946
End of year	$110,159,335	$116,403,946
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
abrdn Australia Equity Fund, Inc.	11

Financial Highlights

	For the Fiscal Years Ended October 31,
	2023	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year	$4.67	$6.44	$5.16	$5.77	$5.51
Net investment income	0.11	0.21	0.11	0.08	0.17
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	(0.04)	(1.39)	1.77	(0.16)	0.67
Total from investment operations	0.07	(1.18)	1.88	(0.08)	0.84
Distributions from:
Net investment income	(0.13)	(0.22)	(0.17)	(0.04)	(0.15)
Net realized gains	(0.02)	(0.37)	(0.42)	(0.14)	(0.13)
Return of capital	(0.35)	–	–	(0.34)	(0.30)
Total distributions	(0.50)	(0.59)	(0.59)	(0.52)	(0.58)
Capital Share Transactions:
Impact of Stock Distribution (Note 5)	(0.02)	–	(0.01)	(0.01)	–
Net asset value, end of year	$4.22	$4.67	$6.44	$5.16	$5.77
Market price, end of year	$3.61	$4.03	$6.08	$4.47	$5.16
Total Investment Return Based on(b):
Market price	0.57%	(25.72%)	50.49%	(2.98%)	11.15%
Net asset value	1.45%	(18.74%)	38.09%	0.16%	16.62%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (000 omitted)	$110,159	$116,404	$154,000	$119,290	$131,157
Average net assets applicable to common shareholders (000 omitted)	$123,690	$133,947	$143,765	$120,590	$129,377
Net operating expenses, net of fee waivers	2.02%	1.67%	1.55%	1.53%	1.48%
Net operating expenses, excluding fee waivers	2.03%	1.67%	1.55%	1.53%	1.48%
Net operating expenses, net of fee waivers and excluding interest expense	1.65%	1.55%	1.49%	–	–
Net Investment income	2.17%	3.86%	1.76%	1.43%	3.03%
Portfolio turnover	11%	23%	23%	32%	20%
Senior securities (loan facility) outstanding (000 omitted)	$9,497	$9,592	$7,511	$7,023	$–
Asset coverage ratio on revolving credit facility at year end(c)	1,260%	1,314%	2,150%	1,799%	–
Asset coverage per $1,000 on revolving credit facility at year end	$12,599	$13,136	$21,503	$17,987	$–

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Revolving Credit Facility.
Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
12	abrdn Australia Equity Fund, Inc.

Notes to Financial Statements
October 31, 2023

1.  Organization
abrdn Australia Equity Fund, Inc. (the “Fund”) is a non-diversified closed-end management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited (“ASX”). Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of companies tied economically to Australia (each an “Australian Company”). This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors of the Fund ("the Board") upon 60 days’ prior written notice to shareholders. As a fundamental policy, at least 65% of the Fund's total assets must be invested in companies listed on the ASX. abrdn Asia Limited ("abrdn Asia"), the Fund’s investment manager (the “Investment Manager”), uses the following criteria in determining if a company is “tied economically” to Australia: whether the company (i) is a constituent of the ASX; (ii) has its headquarters located in Australia, (iii) pays dividends on its stock in Australian Dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; (viii) is incorporated in Australia; or (ix) has a majority of its assets located in Australia or a majority of its revenues are derived from Australian sources. There can be no assurance that the Fund will achieve its investment objective.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles (“GAAP”) in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.
a.  Security Valuation:
The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Board designated abrdn Asia as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.

abrdn Australia Equity Fund, Inc.	13

Notes to Financial Statements  (continued)
October 31, 2023

Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Investment Manager may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
The following is a summary of the inputs used as of October 31, 2023 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Common Stocks	$1,672,674	$115,488,524	$–	$117,161,198
Short-Term Investment	1,042,192	–	–	1,042,192
Total Investments	$2,714,866	$115,488,524	$–	$118,203,390
Total Investment Assets	$2,714,866	$115,488,524	$–	$118,203,390
Amounts listed as “–” are $0 or round to $0.
14	abrdn Australia Equity Fund, Inc.

Notes to Financial Statements  (continued)
October 31, 2023

For the fiscal year ended October 31, 2023, there were no significant changes to the fair valuation methodologies.
b.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
(i) market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
c.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.
d.  Distributions:
The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP.
These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.
e.  Federal Income Taxes:
The Fund, for U.S. federal income purposes, is comprised of a separately identifiable unit called a Qualified Business Unit (“QBUs”) (see section 987 of the Internal Revenue Code of 1986, as amended (the "Code")). The Fund has operated with a QBU for U.S. federal income purposes since 1989. The home office of the Fund is designated as the United States and of the QBU is Australia with a functional currency of the Australian dollar. The securities held within the Fund reside within either the home office of the QBU or the home office depending on certain factors including geographic region of the security. As an example, the majority of the Fund’s Australian securities reside within the Australian QBU. When sold, the Australian dollar denominated securities within the Australian QBU generate capital gain/loss but not currency gain/loss, because the QBU’s functional currency is Australian dollar.
The Code section 987 states that currency gain/loss is generated when money is repatriated from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the average exchange rate for the year during which money was originally contributed to the QBU from the home office. Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. Additionally, the Fund’s composition of the distributions to shareholders is calculated based on U.S. federal income tax requirements whereby currency gain/loss is characterized as income and distributed as such. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.

abrdn Australia Equity Fund, Inc.	15

Notes to Financial Statements  (continued)
October 31, 2023

The Fund intends to continue to qualify as a “regulated investment company” ("RIC") by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.
f.  Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.
In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued, if any, is reported on the Statement of Assets and Liabilities.
3.  Agreements and Transactions with Affiliates
a.  Investment Manager:
abrdn Asia serves as the investment manager to the Fund, pursuant to a management agreement. The Investment Manager is an indirect wholly-owned subsidiary of abrdn plc. Prior to March 17, 2023, abrdn Australia Limited, an indirect wholly-owned subsidiary of abrdn plc, served as an investment adviser to the Fund.
In rendering management services, the Investment Manager may use the resources of advisory subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding/ personnel sharing procedures pursuant to which investment professionals from each affiliate, may render portfolio management and research services to U.S. clients of the abrdn plc affiliates, including the Fund, as associated persons of the Investment Manager. No remuneration is paid by the
Fund with regards to the memorandum of understanding/personnel sharing procedures.
Pursuant to the management agreement, the Fund pays the Investment Manager a fee, payable monthly by the Fund, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of the Fund's average weekly Managed Assets between $50 million and $100 million and 0.70% of the Fund's average weekly Managed Assets in excess of $100 million. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes. During the time that abrdn Australia Limited was an investment adviser, abrdn Australia Limited was paid by the Investment Manager, and not the Fund, for its services.
For the fiscal year ended October 31, 2023, abrdn Asia earned $1,235,731 from the Fund for investment management fees.
b.  Fund Administration:
abrdn Inc., an affiliate of the Investment Manager, is the Fund’s Administrator, pursuant to an agreement under which abrdn Inc. receives a fee, payable monthly by the Fund, at an annual fee rate of 0.08% of the Fund’s average weekly Managed Assets up to $500 million, 0.07% of the Fund’s average weekly Managed Assets between $500 million and $1.5 billion, and 0.06% of the Fund’s average weekly Managed Assets in excess of $1.5 billion. For the fiscal year ended October 31, 2023, abrdn Inc. earned $106,941 from the Fund for administration services.
c.  Investor Relations:
Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by abrdn Asia or its affiliates as part of an Investor Relations Program.  Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion").  However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by abrdn Inc.
During the fiscal year ended October 31, 2023, the Fund incurred investor relations fees of approximately $73,258. For the fiscal year ended October 31, 2023, abrdn Inc. bore $11,413 of the investor relations cost allocated to the Fund because the investor relations fees were above 0.05% of the Fund’s average weekly net assets on an annual basis.

16	abrdn Australia Equity Fund, Inc.

Notes to Financial Statements  (continued)
October 31, 2023

4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2023, were $14,109,742 and $18,478,293, respectively.
5.  Capital
The authorized capital of the Fund is 30 million shares of $0.01 par value per share of common stock. As of October 31, 2023, there were 26,074,691 shares of common stock issued and outstanding.
The following table shows the shares issued by the Fund as a part of a quarterly distribution to shareholders during the fiscal year ended October 31, 2023.
Payment Date	Shares Issued
January 31, 2023	249,893
March 31, 2023	287,275
June 30, 2023	289,236
September 30, 2023	316,108
6.  Open Market Repurchase Program
The Board approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common stock, with the amount and timing of any repurchase determined at the discretion of the Investment Manager. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this Program during the prior quarter and management will post the number of shares repurchased on the Fund’s website on a monthly basis. Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period.
For the fiscal year ended October 31, 2023, the Fund did not repurchase any shares through this program.
7.  Revolving Credit Facility
The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund’s total assets (including the amount obtained through leverage) in certain market conditions.
On October 13, 2020, the Fund entered into a 3-year term revolving credit facility with a committed facility of AUD$20 million with State Street Global Advisors, which term was extended until October 11, 2024 by an amendment dated October 13, 2023. The interest on the revolving credit facility  for the Fund on amounts borrowed are charged at a variable rate, which may be based on the Secured Overnight Financing Rate (“SOFR”) plus a spread. As of October 31, 2023, the balance of the loan outstanding was AUD$15 million and for the fiscal year ended October 31, 2023, the average interest rate on the loan facility was 4.54% The average balance for the fiscal year was AUD$10,260,274. The interest expense is accrued on a daily basis and is payable to State Street Global Advisors on a monthly basis. Interest expense related to the line of credit for the fiscal year ended October 31, 2023, was $457,968.
The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the fiscal year ended October 31, 2023, the Fund incurred fees of approximately $88,807.
The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

abrdn Australia Equity Fund, Inc.	17

Notes to Financial Statements  (continued)
October 31, 2023

8.  Portfolio Investment Risks
a.  Equity Securities Risk:
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common shareholders' claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.
b.  Focus Risk:
The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. The Fund focuses its investments in Australia, which subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
c.  Foreign Currency Exposure Risk – Australia:
Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors, including political developments and currency controls by governments. The Fund will normally hold almost all its assets in Australian dollar denominated securities, although some assets may be denominated in other foreign currencies. Accordingly, a change in the value of a currency in which a security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund’s assets. Such a change may thus decrease the Fund’s NAV.
d.  Foreign Securities Risk –  Australia:
Investments in foreign securities that are traded on foreign markets, including Australian and New Zealand securities, are subject to risks of loss that are different from the risks of investing in U.S. securities. These include the possibility of losses due to currency fluctuations, or to adverse political, economic or diplomatic developments in Australia and New Zealand, including possible increases in taxes. Additionally, accounting, auditing, financial reporting standards and other regulatory practices and requirements for securities in which the Fund may invest vary from those applicable to entities subject to regulation in the United States. The Australian securities market for both listed and unlisted securities may be more volatile and less liquid than the major U.S. markets. In addition, the cost to the Fund of buying, selling and holding securities in the Australian market may be higher than in the United States.
e.  Issuer Risk:
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services. In an increasingly interconnected financial market, the adverse changes in the financial conditions of one issuer may negatively affect other issuers.
f.  Leverage Risk:
The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage.
g.  Management Risk:
The Fund is subject to the risk that the Investment Manager may make poor security selections. The Investment Manager and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Investment Manager may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
h.  Market Events Risk:
Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, trading and tariff arrangements, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.
Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.
The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries or sectors experiencing economic

18	abrdn Australia Equity Fund, Inc.

Notes to Financial Statements  (continued)
October 31, 2023

and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.
i.  Mid-Cap Securities Risk:
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
j.  Non-U.S. Taxation Risk:
Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.
If, at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if the Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.
k.  Passive Foreign Investment Company Tax Risk:
Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. The Fund may be able to elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually. The Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges  described above in some instances.
l.  REIT and Real Estate Risk:
Investment in real estate investment trusts ("REITs") and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions; reduced demand for commercial and office space; increased maintenance or tenant improvement costs to convert properties for other uses; default risk of tenants and borrowers; the financial condition of tenants, buyers and sellers; and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the Fund.
m.  Sector Risk:
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund's investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Materials Sector Risk. Companies in the materials sector may be adversely impacted by the volatility of commodity prices, changes in exchange rates, social and political unrest, depletion of resources,

abrdn Australia Equity Fund, Inc.	19

Notes to Financial Statements  (continued)
October 31, 2023

decreases in demand, overproduction, litigation and changes in government regulations, among other factors.
n.  Small-Cap Securities Risk:
Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.
o.  Valuation Risk:
The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
9.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10.  Tax Information
The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of October 31, 2023, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$116,443,183	$9,475,067	$(7,714,860)	$1,760,207
The tax character of distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 was as follows:
	October 31, 2023	October 31, 2022
Distributions paid from:
Ordinary Income	$3,116,946	$5,447,961
Net long-term capital gains	611,428	8,863,573
Return of Capital	8,939,202	-
Total tax character of distributions	$12,667,576	$14,311,534
Amounts listed as “–” are $0 or round to $0.
As of October 31, 2023, the components of accumulated earnings on a tax basis were as follows:
Undistributed Ordinary Income	$-
Undistributed Long-Term Capital Gains	-
Total undistributed earnings	$-
Capital loss carryforward	$(243,478)*
Other currency gains	-
Other Temporary Differences	(4,926,584)
Unrealized Appreciation/(Depreciation)	2,818,741**
Total accumulated earnings/(losses) – net	$(2,351,321)
Amounts listed as “–” are $0 or round to $0.
20	abrdn Australia Equity Fund, Inc.

Notes to Financial Statements  (concluded)
October 31, 2023

*	On October 31, 2023, the Fund had a net capital loss carryforward of $(243,478) which will be available to offset like amounts of any future taxable gains. The Fund is permitted to carry forward capital losses for an unlimited period and capital losses that are carried forward will retain their character as either short-term or long-term capital losses. The breakdown of capital loss carryforwards are as follows:

Amounts	Expires
$243,478	Unlimited (Short—Term)
**The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to corporate actions.
11.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2023, other than as noted below.
On November 9, 2023, the Fund announced that it will pay on January 10, 2024, a stock distribution of US $0.11 per share to all shareholders of record as of November 22, 2023.

abrdn Australia Equity Fund, Inc.	21

Report of Independent Registered Public Accounting Firm

To the  Shareholders and Board of Directors
abrdn Australia Equity Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of abrdn Australia Equity Fund, Inc. (the Fund), including the portfolio of investments, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Philadelphia, Pennsylvania
December 28, 2023
22	abrdn Australia Equity Fund, Inc.

Federal Tax Information: Dividends and Distributions  (Unaudited)

Designation Requirements
Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2023, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.
Dividends Received Deduction 3.34%
Qualified Dividend Income 100%
The above amounts are based on the best available information at this time. In early 2024, the Fund will notify applicable shareholders of final amounts for use in preparing 2023 U.S. federal income tax forms.
abrdn Australia Equity Fund, Inc.	23

Supplemental Information (Unaudited)

Results of Annual Meeting of Shareholders
The Annual Meeting of Shareholders was held on May 25, 2023. The description of the proposal and number of shares voted at the meeting are as follows:
To elect two Class II Directors to the Board of Directors:
	Votes For	Votes Against/ Withheld	Votes Abstained
Radhika Ajmera	13,806,779	4,741,419	—
P. Gerald Malone	13,808,161	4,740,038	—
To approve the continuation of the terms for two Directors under the Corporate Governance Policies:
	Votes For	Votes Against/ Withheld	Votes Abstained
William J. Potter	13,858,888	4,689,310	—
Moritz Sell	14,824,905	3,723,293	—
Board of Directors’ Consideration of Investment Advisory Agreement
At a regularly scheduled quarterly meeting (the “Quarterly Meeting”) of the Board of Directors (the “Board” or “Directors”) of abrdn Australia Equity Fund, Inc. (“IAF” or the “Fund”) held on June 13, 2023, the Board, including a majority of the Directors who are not considered to be “interested persons” of the Fund (the “Independent Directors”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Fund’s investment advisory agreement (the “Advisory Agreement”) with abrdn Asia Limited (the “Adviser”). In addition, the Independent Directors of the Fund held a separate telephonic meeting on June 7, 2023 and a separate in-person meeting on June 12, 2023 (together with the in-person Quarterly Meeting held on June 13, 2023, the “Meetings”) to review the materials provided and the relevant legal considerations.
In connection with their consideration of whether to approve the continuation of the Fund’s Advisory Agreement, the Board members received and reviewed a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser, including information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement, comparative investment performance, fee and expense information of a peer group of funds (the “Peer Group”) selected by Institutional Shareholder Services Inc. (“ISS”), an independent third-party provider of investment company data and other performance information for relevant benchmark indices. The materials provided to the Board generally included, among other items: (i) information regarding the Fund’s expenses and advisory fees, including information comparing the Fund’s expenses to the Peer Group and information about applicable fee breakpoints and expense limitations; (ii) information regarding the profitability of the Advisory Agreement to the Adviser; (iii) information on the investment performance of the Fund and the performance of the Peer Group and the Fund’s performance benchmark; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory arrangement under the 1940 Act and Maryland law.
The Board, including the Fund’s Independent Directors, also considered other matters such as: (i) the Adviser’s investment personnel and operations, (ii) the Adviser’s financial condition and stability, (iii) the resources devoted by the Adviser to the Fund, (iv) the Fund’s investment objective and strategies, (v) the Adviser’s record of compliance with the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) possible conflicts of interest, and (vii) the allocation of the Fund’s brokerage, and the use, if any, of “soft” commission dollars to pay the Fund’s expenses and to pay for research and other similar services. Throughout the process, the Board had the opportunity to ask questions of and request additional information from the Adviser.
The Board also noted that in addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Advisory Agreement, the Directors received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information about the Fund’s investment performance and information relating to the services provided by the Adviser.
The Independent Directors were advised by separate independent legal counsel throughout the process and consulted in executive sessions with their independent legal counsel regarding their consideration of the renewal of the Advisory Agreement. In considering whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors.
24	abrdn Australia Equity Fund, Inc.

Supplemental Information (Unaudited)  (continued)

Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.
Fees and expenses. The Board reviewed with management the effective annual fee rate paid by the Fund to the Adviser for investment management services. The Board also received and considered information compiled at the request of the Fund by ISS that compared the Fund’s effective annual management fee rate with the fees paid by the Peer Group. The Directors took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets. The Directors also considered information from management about the fees charged by the Adviser to other U.S. clients investing primarily in an asset class similar to that of the Fund. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.
The Board also took into account management’s discussion of the Fund’s expenses, including the factors that impacted the Fund’s expenses.
Investment performance of the Fund and the Adviser. The Board received and reviewed with management, among other performance data, information that compared the Fund’s return to comparable investment companies focused on non-U.S. regions. The Board also received and considered performance information compiled by ISS, as compared with the funds in the Fund’s Morningstar category (the “Morningstar Group”).
In addition, the Board received and reviewed information regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the impact of foreign currency movements on the Fund’s performance and the Fund’s share performance and premium/discount information. The Board also received and reviewed information on the Fund’s total return as compared with the total returns of its Morningstar Group average. The Board took into account information about the Fund’s discount/premium ranking relative to its Peer Group and considered management’s discussion of the Fund’s performance. Additionally, the Directors considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts.
The Board also considered the Adviser’s performance generally, the historical responsiveness of the Adviser to Director concerns about performance, and the willingness of the Adviser to take steps intended to improve performance.
The nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Board considered, among other things, the nature, extent and quality of the services provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. Among other things, the Board considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Directors took into account the Adviser’s investment experience. The Board also considered the financial condition of the Adviser and the Adviser’s ability to provide quality service to the Fund. The Adviser reported to the Board on, among other things, its business plans and organizational structures. The Board considered the Adviser’s risk management processes. The Board also considered information regarding the Adviser’s compliance with applicable laws and Securities and Exchange Commission and other regulatory inquiries or audits of the Fund and the Adviser. The Board noted that they received information on a regular basis from the Fund’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures and considered the Adviser’s brokerage policies and practices. The Directors took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.
After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the renewal of the Advisory Agreement.
Economies of Scale. The Board considered management’s discussion of the Fund’s management fee structure and determined that the management fee structure was reasonable. The Board based this determination on various factors, including how the Fund’s management fee compared to its Peer Group at higher asset levels and that the Fund’s management agreement provides breakpoints at higher asset levels, as applicable.
The Directors also considered other factors, which included but were not limited to the following:
•	the nature, quality, cost and extent of administrative services and investor relations services provided by abrdn Inc., an affiliate of the Adviser, under separate agreements covering administrative services and investor relations services.
•	whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Adviser. The Directors also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.
•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.
abrdn Australia Equity Fund, Inc.	25

Supplemental Information (Unaudited)  (concluded)

•	so-called “fallout benefits” to the Adviser and its affiliates, including indirect benefits. The Directors considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.
* * *
Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Board’s Independent Directors, voting separately, approved the Fund’s Advisory Agreement for an additional one-year period.
26	abrdn Australia Equity Fund, Inc.

Additional Information Regarding the Fund (Unaudited)

Recent Changes
The following information is a summary of certain changes during the fiscal year ended October 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the Fund.
During the applicable period, there have been: (i) no material changes to the Fund's investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders; (ii) no material changes to the Fund's principal risks and (iii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control that have not been approved by shareholders.
Changes to Persons Primarily Responsible for Day-to-Day Management of the Fund
Effective March 17, 2023, Camille Simeon and Natalie Tam departed abrdn. Effective September 13, 2023, Eric Chan was added as a portfolio manager of the Fund, joining the team of Flavia Cheong and Christina Woon. Mr. Chan joined abrdn in 2023 and is an Investment Manager on the Asian Equities Team. Prior to joining abrdn, Mr. Chan worked for Cambridge Associates on a team that managed Asia ex Japan small and mid-cap equity portfolios.
Investment Objectives and Policies
Investment Objectives. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited (“ASX”). Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities.
Principal Investment Strategy. The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian Companies. As a fundamental policy, at least 65% of the Fund’s total assets must be invested in companies listed on the ASX. Australian Companies are companies that are tied economically to Australia. The Fund’s investment manager, abrdn Asia Limited ("abrdn Asia" or the "Investment Manager"), the Fund’s investment manager, uses the following criteria in determining if a company is “tied economically” to Australia: whether the company: (i) is a constituent of the ASX; (ii) has its headquarters located in Australia; (iii) pays dividends on its stock in Australian dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; (viii) is incorporated in Australia; or (ix) has a majority of its assets located in Australia or a majority of its revenues derived from
Australian sources. In determining whether a company is “tied economically” to Australia, the Investment Manager will consider certain of these criteria separately while others will only be considered in combination with other criteria. The Fund uses such criteria for the following reasons: the ASX is a primary benchmark for equity investment in Australia; location in Australia of a company’s headquarters,  auditors or site of its annual meeting are indicative of where key strategic planning and direction of the company take place; payment of dividends may be an important component of returns in which earnings are distributed to shareholders; payment of taxes generally evidences that assets of the company are resident in, or that income is earned in, Australia; registration of securities for sale in Australia indicates that the company is seeking capital from Australian securities markets; and incorporation in Australia establishes corporate domicile and subjects the company to Australian legal, tax and regulatory requirements. The Fund’s 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days’ prior written notice to shareholders. However, it is a fundamental policy of the Fund to normally invest at least 65% of its total assets in equity securities, consisting of common stock, preferred stock and convertible preferred stock, listed on the ASX. Although securities listed on the ASX may include securities of New Zealand issuers that are listed on the ASX, New Zealand companies will not be included in the Fund’s definition of an Australian company under criterion (i) above. However, up to 10% of the value of the Fund’s total assets (at the time of purchase) may be invested in unlisted equity securities. In seeking to achieve the Fund’s investment objectives, the Investment Manager invests in quality companies and is an active, engaged owner. The Investment Manager evaluates every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. The Investment Manager seeks to understand what is changing in companies, industries and markets but is not being priced into the market or is being mispriced. Through fundamental research, supported by a global research presence and proprietary tools, the Adviser seeks to identify companies whose quality is not yet fully recognized by the market. The Investment Manager may sell a security when it perceives that a company's business direction or growth potential has changed or the company's valuations no longer offer attractive relative value.
The Fund may also invest in debt securities, consisting of notes and debentures of Australian companies, bills and bonds of the Federal and State governments of Australia and U.S. Government securities. Such debt securities will be rated in one of the four highest rating categories by a nationally recognized statistical rating organization or,

abrdn Australia Equity Fund, Inc.	27

Additional Information Regarding the Fund (Unaudited)   (continued)

if unrated, determined to be of comparable quality by the Investment Manager, and will typically have a maturity of 10 years or less. During periods when, in the Investment Manager’s judgment, changes in the Australian market or other economic conditions warrant a defensive economic policy, the Fund may temporarily reduce its position in equity securities and increase its position in debt securities or in money market instruments having a maturity of not more than six months and consisting of Australian bank time deposits; bills and acceptances; Australian Federal Treasury bills; Australian corporate notes; and U.S. Treasury bills. The Fund may also invest in such money market instruments in order to meet dividend and expense obligations.
The Fund invests its assets in a broad spectrum of Australian and New Zealand industries, including metals and minerals, other natural resources, construction, electronics, food, appliances and household goods, transport, tourism, the media and financial institutions. In selecting industries and companies for equity investment, the Investment Manager may, among other factors, consider overall growth prospects, competitive positions in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, management and government regulation.
The Fund’s investments in Australian debt securities and Australian money market instruments are limited to obligations of Australian Federal and State governments, governmental agencies and authorities, listed corporate issuers and banks considered to be creditworthy by the Investment Manager.
In 1999, the Fund received a no-action assurance letter from the SEC staff to permit the Fund to concentrate its portfolio investments under certain circumstances. The Fund will not invest in a security if, after the investment, more than 25% of its total assets would be invested in any one industry or group of industries, provided that the Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ASX 200 Accumulation Index. The no-action letter issued by the SEC staff referred to industry sectors of the Australian All Ordinaries Index, then the Fund’s performance benchmark. The Fund’s performance benchmark was subsequently changed to the S&P/ASX 200 Accumulation Index, as reported to shareholders in the Fund’s semi-annual report for the period ended April 30, 2000. The S&P/ASX 200 Accumulation Index comprises the top 200 companies listed on the ASX by market capitalization. The S&P/ASX 200 Accumulation Index most closely represents the universe of stocks that are held by the Fund. Standard & Poor’s subsequently discontinued the use of the ASX classification system for the S&P/ASX 200 Accumulation Index and replaced such classification system with the Global Industry
Classification Standard (“GICS”). The GICS classification tier of Industry Groupings (of which there are 25 as of March 17, 2023)  is the classification most comparable to the ASX classification formerly used by both the Australian All Ordinaries Index and the S&P/ASX 200 Accumulation Index.
The Fund does not trade in securities for short-term gain.
Repurchase Agreements
The Fund may enter into repurchase agreements with banks and broker-dealers when it deems it advisable. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). The Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Under the 1940 Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase.
Loans of Portfolio Securities
The Fund’s investment policies permit the Fund to enter into securities lending agreements. Under such agreements, the Fund may lend to borrowers (primarily banks and broker-dealers) portfolio securities with an aggregate market value of up to one- third of the Fund’s total assets when it deems advisable. Any such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities, irrevocable bank letters of credit or other high quality debt securities) in an amount at least equal, on a daily marked-to-market basis, to the current market value of the securities loaned. Cash collateral will be invested by the lending agent in short-term instruments, money market mutual funds or other collective investment funds, and income from these investments will be allocated among the Fund, the borrower and the lending agent. The Fund may terminate a loan after such notice period as is provided for the particular loan. The Fund will receive from the borrower amounts equivalent to any cash payments of interest, dividends and other distributions with respect to the loaned securities, although the tax treatment of such payments may differ from the treatment of distributions paid directly by the issuer to the Fund. The Fund also has the option to require non-cash distributions on the loaned securities to be credited to its account. The terms of the Fund’s lending arrangement includes provisions to permit the Fund to vote the loaned securities.
Risk Factors
The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment vehicle and not as a trading tool. The Fund invests primarily in Australian equity securities.

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An investment in the Fund's shares may be speculative and involves a high degree of risk, including risks and considerations not typically associated with funds that invest only in U.S. securities. The Fund should not be considered a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objectives.  The value of an investment in the Fund's Common Shares could decline substantially and cause you to lose some or all of your investment. Before investing in the Fund's Common Shares you should consider carefully the following principal risks of investing in the Fund.
Management Risk. The Fund's ability to achieve its investment objective is directly related to the Investment Manager's investment strategies for the Fund. The value of your investment in the Fund's Common Shares may vary with the effectiveness of the research and analysis conducted by the Investment Manager and their ability to identify and take advantage of attractive investment opportunities. If the investment strategies of the Investment Manager do not produce the expected results, the value of your investment could be diminished or even lost entirely, and the Fund could underperform the market or other funds with similar investment objectives. Additionally, there can be no assurance that all of the personnel of the Investment Manager will continue to be associated with the Investment Manager for any length of time. The loss of the services of one or more key employees of the Investment Manager could have an adverse impact on the Fund's ability to realize its investment objective
Investment and Market Risk. An investment in the Fund's shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the shares. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Australian Securities Risk. Because the Fund's investments are primarily in equity securities of Australian Companies, the Fund is particularly vulnerable to loss in the event of adverse political, economic, financial and other developments that affect Australia, including fluctuations of Australian currency versus the U.S. dollar. The Australian economy is heavily dependent upon trade and any reduction in trading with its key partners may cause an adverse impact on the Australian economy and the securities in which the Fund invests. The Fund is therefore exposed to the risks that could affect the economies of its Asian, Australasian, European and American trading partners, such as fluctuations in commodities markets, exchange rates, high unemployment, trade regulations and deficits, among others. Also, Australia is located in a part of the world that has historically been prone to natural disasters such as drought and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Australian economy.
Investments in foreign securities that are traded on foreign markets, including Australian and New Zealand securities, are subject to risks of loss that are different from the risks of investing in U.S. securities. These include the possibility of losses due to currency fluctuations, or to adverse political, economic or diplomatic developments in Australia and New Zealand, including possible increases in taxes. Additionally, accounting, auditing, financial reporting standards and other regulatory practices and requirements for securities in which the Fund may invest vary from those applicable to entities subject to regulations in the United States. The Australian securities market for both listed and unlisted securities may be more volatile and less liquid than the major U.S. markets. In addition, the cost to the Fund of buying, selling and holding securities in the Australian market may be higher than in the United States.
Any higher expenses of non-U.S. investing may reduce the amount the Fund can earn on its investments and typically results in a higher operating expense ratio than for investment companies that invest only in the United States. Regulatory oversight of the Australian securities market may differ from that of U.S. markets. There also may be difficulty in invoking legal protections across borders.
Currency Exchange Rate Fluctuations. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors, including political developments and currency controls by governments. The Fund will normally hold almost all its assets in Australian dollar denominated securities, although some assets may be denominated in other foreign currencies. Accordingly, a change in the value of a currency in which a security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund's assets. Such a change may thus decrease the Fund's net asset value.
In addition, although most of the Fund's income will be received or realized primarily in Australian dollars, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for the Australian dollar declines after the Fund's income has been accrued and translated in U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate portfolio securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of Australian dollars required to be converted into U.S. dollars in order to pay those expenses will be greater than the Australian dollar equivalent of those expenses at the

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time they were incurred. Similar effects may result from the Fund's investments that are denominated in other foreign currencies.
Currency exchange rate fluctuations can decrease or eliminate income available for distribution or, conversely, increase income available for distribution. For example, in some situations, if certain currency exchange losses exceed net investment income for a taxable year, the Fund would not be able to make ordinary income distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders for U.S. federal income tax purposes, thus reducing shareholders' cost basis in their Fund shares, or as a capital gain distribution, rather than as an ordinary income dividend.
Equity Risk. The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of the company's bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock.
Leverage Risks. The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.
The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments which are more stringent than those imposed on the Fund by the Investment Company Act of 1940, as amended. The covenants or guidelines could impede the Fund's Advisers from fully managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.
Foreign Custody Risk. The Fund's custodian generally holds the Fund's non-U.S. securities and cash in non-U.S. bank sub- custodians and securities depositories – generally in Australia. Regulatory oversight of non-U.S. banks and securities depositories may differ from that in the U.S. Additionally, laws applicable to non-U.S. banks and securities depositories may limit the Fund's ability to recover its assets in the event the non-U.S. bank, securities depository or issuer of a security held by the Fund goes bankrupt.
Concentration Risk. The Fund's investment policies permit it to invest up to 35% of its total assets in the securities of a single industry group, provided that, at the time of investment, that group represents 20% or more of the S&P/ASX 200. At any time the Fund has such a concentration of investments in a single industry group, it will be particularly vulnerable to adverse economic, political and other factors that affect that industry group. An industry sector can include more than one industry group.
Concentration in the financial sector may make the Fund vulnerable to risks of regulation, consolidation, financial innovation and technological progress. Significant exposure to the materials sector may make the Fund vulnerable to risks that the issuers in such sector will underperform the market as a whole due to legislative or regulatory changes and/or increased competition affecting that sector. Companies in the materials sector may be adversely impacted by the volatility of commodity prices, changes in exchange rates, social and political unrest, depletion of resources, decreases in demand, overproduction, litigation and changes in government regulations, among other factors. Significant exposure to the mining sector may make the Fund susceptible to fluctuations in extraction and production costs.  In addition, mining companies may have security concerns and environmental damage and may also be at risk for increased government regulation and intervention.
Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant

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impact on the world economy, which in turn could adversely affect the Fund's investments.
Europe Related Risk. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
Cybersecurity Risk. The Fund is subject to direct cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisers and/or the Fund's service providers (including, but not limited to, Fund accountants, custodians, sub-custodians and transfer agents) to suffer data breaches, data corruption or lose operational functionality.
Net Asset Value Discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that net asset value will decrease. The Fund's shares have frequently traded in the market below net asset value since the commencement of the Fund's operations. The Fund cannot predict whether its shares in the future will trade at, below or above net asset value. This risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.
Distribution Rate. The Fund has a managed distribution policy under which quarterly distributions, at a rate determined annually by the Board of Directors, are paid from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. There can be no assurance that the distribution rate set at any time, or the policy itself, will be maintained. To the extent total distributions for a year exceed the Fund's net investment income, such excess will be deemed for U.S. federal income tax purposes to have been distributed from realized capital gains and/or will be treated as return of capital, as applicable. In general terms, a return of capital would involve a situation in which the Fund distribution (or a portion thereof) represents a return of a portion of a shareholder's investment in the Fund, rather than making a distribution that is funded from the Fund's earned income or other profits. Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a shareholder's shares, and therefore, may increase a shareholder's tax liability for capital gains upon a sale of shares, even if sold at a loss to the shareholder's original investments. The Fund's managed distribution policy may, in certain situations, cause the Fund to make taxable distributions to shareholders in excess of the minimum amounts of such taxable distributions required to avoid liability for federal income and excise taxes. Such excess taxable distributions may, in such situations, cause shareholders to be liable for taxes for which they would not otherwise be liable if the Fund only paid that amount required to avoid liability for federal income and excise taxes. The Fund's income distributions and its capital and currency gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currencies.
If the Fund's investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore a portion or all of such distributions may represent a reduction of the shareholders' principal investment. Such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund's overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.
Non-Diversification Risk. The Fund is classified as a "non-diversified" management investment company under the 1940 Act. This means that the Fund is not subject to limits under the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may therefore invest its assets in securities of a smaller number of issuers or may invest a larger portion of its assets in a single issuer than a diversified fund, and, as a result, would be more susceptible than a diversified fund to any single corporate, political, geographic or regulatory occurrence. Although the Fund must comply with certain diversification requirements in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the

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case if it had elected to diversify its holding sufficiently to be classified as a "diversified" management investment company under the 1940 Act.
Conflicts of Interest Risk. The portfolio managers' management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Investment Manager believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Investment Manager has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
In some cases, another account managed by the same portfolio manager may compensate abrdn based on the performance of the portfolio held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Investment Manager or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Investment Manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Investment Manager that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
From time to time, the Investment Manager may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The management by the Investment Manager of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Investment Manager's proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuous short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Investment Manager have adopted various policies to mitigate these conflicts.
In addition, the 1940 Act limits the Fund's ability to enter into certain transactions with certain affiliates of the Advisers. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Advisers or one of their affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company's loans or securities in the secondary market, which could create a conflict for the Advisers between the interests of the Fund and the portfolio company, in that the ability of the Advisers to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund's affiliates (which could include other abrdn managed Funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these procedures and any conflicts that may arise.
The Investment Manager or their respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Investment Manager for other clients, and the Investment Manager will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Investment Manager may serve as board members or in other capacities for portfolio or potential

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portfolio companies, which could restrict the Fund's ability to trade in the securities of such companies.
Share Repurchases. Any acquisition by the Fund of its shares, pursuant to its share repurchase program, will decrease the amount of total assets of the Fund, and therefore, may increase the Fund's expense ratio. Furthermore, if the Fund borrows to finance share repurchases, interest on such borrowings would reduce the Fund's net investment income. If the Fund liquidates a portion of its investment portfolio in connection with a share repurchase, such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund's overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.
Tax Risk. The Fund may invest in securities of which the federal income tax treatment may not be clear or may be subject to recharacterization by the Internal Revenue Service ("IRS"). It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with other tax requirements applicable to foreign investors, if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS.
Tax Considerations. The Fund intends to qualify and to continue to qualify as a regulated investment company under the Code. If it so qualifies, it generally will be relieved of U.S. federal income tax on its investment company taxable income and net capital gains, if any, which it distributes to shareholders in accordance with requirements under the Code. In order to continue to meet the requirements of the Code applicable to regulated investment companies and to minimize its U.S. federal income tax liability, it is the Fund's policy to distribute substantially all of its net income and capital gains, if any, to shareholders. To the extent that the Fund has earnings available for distribution, its distributions in the hands of shareholders may be treated as ordinary dividend income, although certain distributions may be reported by the Fund as capital gain distributions, which would be treated as long-term capital gain, or qualified dividend income, which in the case of individuals may be eligible for long-term capital gain tax rates if certain holding period rules apply. Dividends and capital gains distributions paid by the Fund are not expected to qualify for the corporate dividends- received deduction. Distributions in excess of the Fund's current and accumulated earnings and profits will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will constitute capital gains to the shareholder who holds his shares as capital assets. Subject to certain limitations imposed by the Code, foreign income taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. federal income tax purposes, if the Fund is eligible to and makes an election to treat the shareholders as having paid those taxes for U.S. federal income tax purposes. No assurance can be given that the Fund will be eligible to make this election each year, but it intends to do so if it is eligible. If the election is made, the foreign taxes paid by the Fund will be includable in the U.S. federal taxable income of shareholders. Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund equal to their share of the foreign taxes paid by the Fund, subject to U.S. withholding tax. Investors should discuss with their tax advisers the specific tax consequences of investing in the Fund.
Anti-Takeover Provisions. The Fund presently has provisions in its bylaws that may limit the ability of other entities or persons to acquire control of the Fund. The bylaws provide for a staggered election of the Fund's Directors, who are divided into three classes, each having a term of three years and until their successors are duly elected and qualify, or, when filling a vacancy, for the unexpired portion of such term and until their successors are duly elected and qualify. Thus, only Directors in a single class may be changed in any one year and it would require two years to change a majority of the Board of Directors. This system of electing Directors may be regarded as "anti-takeover" because it makes it more difficult for Fund shareholders to change a majority of the Fund's Directors and, thus, has the effect of maintaining continuity of management. Other bylaw provisions that may be regarded as "anti-takeover:" (a) provide specific requirements for shareholder-requested special meetings; (b) require that shareholders who wish to propose a nominee for Director or have shareholders vote on other proposals satisfy certain advance written notice and information requirements; (c) establish Director qualifications; (d) establish supermajority Board vote requirements for certain actions, including mergers, dissolution, election of officers, officer and Director compensation, and the amendment of the Director term and qualification requirements and the director quorum and voting requirements; (e) establish restrictive approval requirements for an investment advisory agreement, a sub-advisory agreement or a management agreement between the Fund and an affiliate of a disinterested director then serving on the Board or who served on the Board in the two years prior to approval of such agreement; and (f) subject to such conditions as provided in the bylaws, reserve to the Board the power to adopt, alter, or repeal the bylaws or any provision of the bylaws.
Articles Supplementary approved by the Board subject the Fund to certain provisions of the Maryland General Corporation Law with respect to unsolicited takeovers. These provisions: (a) require a two-thirds vote of the shareholders to remove Directors; (b) provide that the number of Directors may be fixed only by the Board; (c) provide that certain vacancies on the Board of Directors may be filled only by the vote of the remaining Directors and those vacancies shall be filled until the end of the term of the directorship in which the

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vacancy occurs; and (d) require that a shareholder-requested special meeting be called only on the request of the holders of a majority of the outstanding shares.
The foregoing provisions may be regarded as "anti-takeover" provisions and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices. The Board has considered these provisions and determined that they are in the best of shareholders.
Securities Lending Risk. In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. The Fund also bears the risk of loss on the investment of cash collateral. There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund. There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.
Repurchase Agreements Risk. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions with respect to the Fund's ability to dispose of the underlying securities, and the possibility that the collateral might not be sufficient to cover any losses incurred by the Fund.
Unlisted Securities Risk. The Fund may invest up to 10% of the value of its total assets (at the time of purchase) in unlisted equity securities. Because the market for unlisted securities is not liquid, it may be difficult for the Fund to sell these securities timely and at a desirable price. If not listed, such securities could nonetheless be resold in privately negotiated transactions, although the price may be lower and the time to dispose of the security may take considerably longer than for listed securities and the sale price may be lower than the price paid by the Fund. Unlisted securities are not subject to the disclosure and other investor protection requirements of Australian law applicable to listed securities.
Risks of Issuance of Preferred Shares. The Fund has authority to issue preferred shares. The Board has not yet exercised this authority and has no current intention of exercising this authority. The following is a description of the risks involved if the Fund were to issue preferred shares.
•	Leverage. The issuance of preferred shares would create leverage that would affect the amount of income available for distribution on the Fund's shares of common stock as well as the net asset value of the shares of common stock. It is expected that the initial dividend rate or rates that would be paid on any class or series of preferred shares would be determined at the time of issuance and would depend on various factors, including market conditions prevailing at the time. If the investment performance of the capital represented by the preferred shares fails to cover the dividends payable thereon, the total return on the Fund's common stock would be less or, in the case of negative returns, would result in higher negative returns to a greater extent than would otherwise be the case. Negative performance of the invested capital would also reduce the Fund's net asset value. The requirement to pay dividends on the preferred stock in full before any dividends may be paid on the common stock means that dividends on the common stock from earnings may be reduced or eliminated.
•	Voting Rights. Voting rights in the Fund are non-cumulative. The voting rights of the holders of the current outstanding common stock would be limited by the issuance of any preferred shares because the holders of any preferred shares would have the following class voting rights. Pursuant to current applicable law, holders of preferred shares, voting as a separate class, would be entitled to elect two of the Fund's Directors (the remaining Directors would be elected by holders of the Fund's common stock.) Additionally, if dividends on preferred shares were unpaid in an amount equal to two years' dividends, holders of such preferred shares, voting as a separate class and subject to any prior rights of any other outstanding class of senior securities, would be entitled to elect a majority of the Fund's Directors and to continue to be so represented until all dividends in arrears have been paid or otherwise provided for. Approval by the holders of a majority of the outstanding preferred shares, voting as a separate class, would also be required for a plan of reorganization that would adversely affect their shares, for changes in fundamental investment restrictions, for a change to an open-end classification, or for a proposal for the Fund to cease to be an investment company.
•	Asset Coverage. Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's total net assets (as defined below) is at least 200% of the liquidation value of the outstanding preferred shares and the newly issued preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund's total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the value of the Fund's total net assets (determined after deducting the amount of such dividend or other distribution) satisfies the above-referenced 200% coverage requirement.
•	Other Considerations. The class or other voting rights of the preferred shares and the representation of the preferred shares on the Board of Directors could make it more difficult for the Fund to engage in certain types of transactions that might be proposed by the Board of Directors and/or holders of common stock, such as a change in a fundamental investment policy, a merger, sale of assets, exchange of securities, liquidation of the Fund or conversion to an open-end fund. Holders of preferred shares might have interests that differ from holders of common stock, and there can be no assurance that holders of preferred shares

34	abrdn Australia Equity Fund, Inc.

Additional Information Regarding the Fund (Unaudited)   (continued)

would vote to approve transactions approved by holders of the common stock. The flexibility to issue preferred shares as well as common stock could enhance the Board of Directors' ability to negotiate on behalf of the shareholders in a takeover, but might also render more difficult, or discourage, a merger, tender offer or proxy contest, the assumption of control by the holder of a large block of the Fund's securities or the removal of incumbent management. The issuance of preferred shares would involve costs (underwriting commissions, offering expenses, rating agency expenses, legal fees, etc.) that would be borne by the holders of common stock.
Risks of Borrowing and Leverage to Holders of Common Stock. The Fund's fundamental investment policies permit it to borrow to the extent permitted, or not prohibited, by the 1940 Act and related rules and regulatory interpretations. Borrowing involves interest and other costs to the Fund. If the return to the Fund from investments made with proceeds of a borrowing does not exceed the interest and costs of the borrowing, such costs could reduce the return to the holders of common stock. Moreover, leveraging generally exaggerates the positive and negative effects of market, interest rate and currency fluctuations on the net asset value and market value of the Fund's common stock, as well as on distributions to common stockholders. By increasing the Fund's invested assets, and thus its market exposure, leveraging would increase the volatility of both the net asset value and, consequently, the market value of the Fund's common stock. Any decline in the value of the Fund's investments would be borne entirely by the holders of its common stock. Thus, although leveraging may enhance benefits to holders of common stock in a rising market environment, a market downturn can be particularly disadvantageous to holders of common stock of a leveraged fund. Because the Fund invests primarily in securities that are not U.S. dollar-denominated and because it pays dividends and other distributions in U.S. dollars, any leveraging or the issuance of debt securities that also pay interest in U.S. dollars would exaggerate the effects of currency fluctuations on the prices of, and distributions on, the Fund's common stock. Moreover, a decline in the value of the Fund's assets, and thus its asset coverage for any senior securities, could prevent the Fund from paying dividends or distributions on its common stock, which could, in turn, jeopardize the Fund's qualification as a regulated investment company under the Code and/or subject the Fund to income and excise taxes and/or force the Fund to sell portfolio securities at a time or price that is not favorable.
The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness other than preferred shares unless immediately after such incurrence the Fund's total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, "total net assets") is at least 300% of the aggregate senior securities representing indebtedness (i.e., the use of leverage through senior securities representing indebtedness may not exceed 33 1/3% of the Fund's total net assets (including the proceeds from leverage)). Additionally, under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless at the time of such declaration or purchase, this asset coverage test is satisfied.
Holders of senior securities representing indebtedness would have the right to elect a majority of the Fund's directors if the Fund failed to have asset coverage for its debt of at least 100% on the last business day of each of twelve consecutive calendar months. This right would continue until such asset coverage was 110% or more on the last business day of each of three consecutive calendar months. An event of default would be deemed to have occurred if the Fund failed to have asset coverage for its debt of at least 100% for 24 consecutive months.
Fundamental Investment Restrictions
The following restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. In the event that the Fund issues preferred shares, changes in investment restrictions would also require approval by a majority of the outstanding preferred shares, voting as a separate class. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in a percentage resulting from changing values will not be considered a violation.
The Fund may not:
1.	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of securities.
2.	Make short sales of securities or maintain a short position.
3.	(a) Issue senior securities except (i) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing permitted by its investment restrictions, and (ii) that the Fund may issue one or more series of a class of preferred stock, if permitted by its Articles; or (b) borrow money, except as permitted under, or to the extent not prohibited by, the 1940 Act, as amended, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
4.	Buy or sell commodities, commodity contracts, real estate or interests in real estate, except that the Fund may buy and sell shares of real estate unit investment trusts which are listed on the ASX and which hold interests in real estate.

abrdn Australia Equity Fund, Inc.	35

Additional Information Regarding the Fund (Unaudited)   (concluded)

5.	Make loans (except that the Fund may purchase debt securities whether or not publicly traded or privately placed or may enter into repurchase and securities lending agreements consistent with the Fund's investment policies).
6.	Make investments for the purpose of exercising control or management.
7.	Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).
8.	Invest more than 25% of its assets in a particular industry or group of industries, provided, however, that the Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ ASX 200 Accumulation Index.
Effects of Leverage
The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund's continued use of the revolving credit facility as of October 31, 2023 as a percentage of total managed assets (including assets attributable to such leverage) and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund's use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.
Assumed annual returns on the Fund's portfolio (net of expenses)	(10%)	(5%)	0%	5%	10%
Corresponding return of shareholder	(11.3%)	(5.9%)	(0.4%)	5.0%	10.4%
Based on estimated indebtedness of $9,497,750 (representing approximately 7.9% of the Fund's Managed Assets as of October 31, 2023), and an average annual interest rate of 5.05% (effective weighted average interest rate as of October 31, 2023), the Fund's investment portfolio at fair value would have to produce an annual return of approximately 0.40% to cover annual interest payments on the estimated debt.
Share total return is composed of two elements – the distributions paid by the Fund to holders of shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund's portfolio and not the actual performance of the Fund's shares, the value of which is determined by market forces and other factors.
Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund's investment objective and policies. As noted above, the Fund's willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser's assessment of the yield curve environment, interest rate trends, market conditions and other factors.

36	abrdn Australia Equity Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

abrdn Australia Equity Fund, Inc.	37

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

38	abrdn Australia Equity Fund, Inc.

Management of the Fund  (Unaudited)
As of October 31, 2023

The names, years of birth and business addresses of the Board Members and officers of the Fund as of the most recent fiscal year end, their principal occupations during at least the past five years, the number of portfolios each Board Member oversees and other directorships they hold are provided in the tables below. Board Members that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund's Investment Manager are included in the table below under the heading “Interested Board Members.” Board Members who are not interested persons, as described above, are referred to in the table below under the heading “Independent Board Members.” abrdn Inc., its parent company abrdn plc, and its advisory affiliates are collectively referred to as “abrdn” in the tables below.
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Interested Board Members
Stephen Bird† c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Class III Director	Term expires 2024; Director since 2021	Mr. Bird joined the Board of abrdn plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup’s Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel.	15 Registrants consisting of 33 Portfolios	None.
abrdn Australia Equity Fund, Inc.	39

Management of the Fund  (Unaudited)  (continued)
As of October 31, 2023

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Independent Board Members
Radhika Ajmera c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1964	Class II Director	Term expires 2026; Director since 2021	Ms. Ajmera was appointed Chair of abrdn Japan Equity Fund Inc in 2017, having served as a director since 2014. She has been an independent non-executive director of abrdn Asia-Pacific Income Fund VCC since 2015. She is also an independent non-executive director of abrdn Asia-Pacific Income Fund Inc, abrdn Global Income Fund Inc and abrdn Australia Fund Inc since 2021. She has over 20 years’ experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms. Ajmera is a graduate of the London School of Economics.	5 Registrants consisting of 23 Portfolios	None.
P. Gerald Malone c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chairman of the Board, Class II Director	Term expires 2026; Director since 2008	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as a non-executive director of U.S. healthcare company Bionik Laboratories Corp. (2018 - July 2022), as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	9 Registrants consisting of 27 Portfolios	None.
40	abrdn Australia Equity Fund, Inc.

Management of the Fund  (Unaudited)  (continued)
As of October 31, 2023

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
William J. Potter c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1948	Class III Director	Term expires 2024; Director since 1985	Mr. Potter has been the Chairman of Arsenal Square Holdings (consulting and advisory) since 2018, a Director of Alexandria Bancorp (international banking and trustee services from 1989-2021), director of Howell Biopharma Ltd (healthcare) since 2018, director and chairman of Arrow Robotics Ltd (technology) since 2018, and advisory board member of Nuvve Holding Corporation (technology) since 2020. He also serves on the boards or advisory boards of a number of private companies and charities including the Queen Elizabeth September 11th Garden and an Educational and Cancer Foundation.	3 Registrants consisting of 3 Portfolios	None.
Moritz Sell c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Class I Director	Term expires 2025; Director since 2004	Mr. Sell currently serves as a Principal at Edison Holdings GmbH (commercial real estate and venture capital) (since October 2015). In addition, Mr. Sell served as Senior Advisor to Markston International, LLC, an independent investment manager (from 2014 through 2019).	3 Registrants consisting of 3 Portfolios	Swiss Helvetia Fund (since June 2017) and High Income Securities Fund (since June 2018).

*	As of the most recent fiscal year end, the Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (19 Portfolios), and abrdn ETFs (3 Portfolios).
**	Current directorships (excluding Fund Complex) as of the most recent fiscal year end held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
†	Mr. Bird is considered to be an “interested person” of the Fund as defined in the 1940 Act because of his affiliation with abrdn.
abrdn Australia Equity Fund, Inc.	41

Management of the Fund  (Unaudited)  (continued)
As of October 31, 2023

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Joseph Andolina** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer; Vice President – Compliance	Since 2017	Currently, Chief Risk Officer – Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as US Counsel since 2012.
Katherine Corey** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1985	Vice President	Since 2023	Currently, Senior Legal Counsel, Product Governance US for abrdn Inc. Ms. Corey joined abrdn Inc. as U.S. Counsel in 2013.
Sharon Ferrari** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Treasurer and Chief Financial Officer Since 2023; Fund Officer Since 2009	Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Katie Gebauer** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2023	Currently, Chief Compliance Officer—ETFs and serves as the Chief Compliance Officer for abrdn ETFs Advisors LLC. Ms. Gebauer joined abrdn Inc. in 2014.
Alan Goodson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009	Currently, Executive Director, Product & Client Solutions – Americas for abrdn Inc., overseeing Product Management & Governance , Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.
Heather Hasson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2022	Currently, Senior Product Solutions and Implementation Manager, Product Governance US for abrdn Inc. Ms. Hasson joined the company in 2006.
Robert Hepp** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2022	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.
Megan Kennedy** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2008	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Andrew Kim** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2022	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
42	abrdn Australia Equity Fund, Inc.

Management of the Fund  (Unaudited)  (concluded)
As of October 31, 2023

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Brian Kordeck** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2022	Currently, Senior Product Manager – US for abrdn Inc. Mr. Kordeck joined abrdn Inc. as a Senior Fund Administrator in 2013.
Michael Marsico** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2022	Currently, Senior Product Manager – US for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.
Christian Pittard** c/o abrdn Investments Limited 280 Bishopsgate London, EC2M 4AG Year of Birth: 1973	President	Since 2009	Currently, Head of Closed End Funds & Managing Director - Corporate Finance. Mr. Pittard joined abrdn from KPMG in 1999.
Lucia Sitar** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in 2007.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are appointed annually at a meeting of the Fund Board.
**	Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.

abrdn Australia Equity Fund, Inc.	43

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Corporate Information

Directors
P. Gerald Malone, Chair
Radhika Ajmera
Stephen Bird
William J. Potter
Moritz Sell
Investment Manager
abrdn Asia Limited
7 Straits View
#23-04 Marina One East Tower
Singapore 018936
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn Australia Equity Fund, Inc. are traded on the NYSE American under the symbol “IAF”. Information about the Fund’s NAV and market price is available at www.abrdniaf.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

IAF-ANNUAL

Item 2. Code of Ethics.

(a)	As of October 31, 2023, abrdn Australia Equity Fund, Inc. (the “Fund” or the “Registrant”) had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Directors has determined that Moritz Sell, a member of the Board of Directors’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sell as the Audit Committee’s financial expert. Mr. Sell is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees[1]	(b) Audit-Related Fees[2]	(c) Tax Fees[3]	(d) All Other Fees[4]
October 31, 2023	$64,500	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%
October 31, 2022	$62,250	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

5 Pre-approval exception under Rule 2-01 of Regulation S-X. The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

(e)(1)	The Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Trustees for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser (the “Adviser”) or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships that may affect the independent auditor’s independence, including the disclosures required by PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Registrant, the Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. “Permissible non-audit services” include any professional services, including tax services, provided to the Registrant by the independent auditor, other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Registrant; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the PCAOB determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Registrant constitutes not more than 5% of the total amount of revenues paid by the Registrant to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Pursuant to this authority, the Registrant’s Committee delegates to the Committee Chair, subject to subsequent ratification by the full Committee, up to a maximum amount of $25,000, which includes any professional services, including tax services, provided to the Registrant by its independent registered public accounting firm other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two fiscal years for non-audit services to the Registrant, and to the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”):

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
October 31, 2023	$0	$0	$1,171,994	$1,171,994
October 31, 2022	$0	$0	$1,108,929	$1,108,929

“Non-Audit Fees billed to Fund” for both fiscal years represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

      As of the fiscal year ended October 31, 2023, the Audit Committee members were:

    Radhika Ajmera

    P. Gerald Malone

    William J. Potter

    Moritz Sell

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Adviser, provided that the Registrant's Board of Directors has the opportunity to periodically review the Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Adviser are included as Exhibit (d).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER BIOGRAPHIES

The Fund is managed by abrdn’s Asia-Pacific equity team. The Asia-Pacific equity team works in a collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund. As of the date of filing this report, the following individuals have primary responsibility for the day-to-day management of the Fund’s portfolio:

Individual & Position	Past Business Experience
Eric Chan Investment Manager, Asian Equities	Eric Chan is an Investment Manager on the Asian Equities team. Eric joined the company in May 2023 from Allianz Global Investors where he was part of the team which managed Asia ex Japan small and mid-cap equity portfolios. Previously, he worked for Cambridge Associates. He graduated with a MSc in Accounting and Finance from the London School of Economics and a BA from Bowdoin College where he studied physics and economics. He is a CFA® charterholder.
Flavia Cheong Head of Equities – Asia Pacific	Flavia Cheong is the Head of Equities - Asia Pacific on the Asian Equities team, where, as well as sharing responsibility for company research, she oversees regional portfolio construction. Before joining abrdn in 1996, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore. She graduated with a BA in Economics and an MA (Hons) in Economics from the University of Auckland. She is a CFA® charterholder

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS.

The following chart summarizes information regarding other accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” include the Fund. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. The information in the table below is as of October 31, 2023.

Name of Portfolio Manager	Type of Accounts	Other Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Eric Chan[1]	Registered Investment Companies	4	$740.29	0	$0
	Pooled Investment Vehicles	52	$15,701.53	0	$0
	Other Accounts	40	$11,560.43	0	$0
Flavia Cheong[1]	Registered Investment Companies	4	$740.29	0	$0
	Pooled Investment Vehicles	52	$15,701.53	0	$0
	Other Accounts	40	$11,560.43	0	$0

1 Includes accounts managed by the Asia-Pacific Equities Team, of which the portfolio manager is a member.

POTENTIAL CONFLICTS OF INTEREST

The Adviser and its affiliates (collectively referred to herein as “abrdn”) serve as investment advisers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance-based fees with qualified clients. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts (including UMA accounts) and discretionary SMA accounts, abrdn Inc. will utilize a third party service provider to deliver model portfolio recommendations and model changes to the Sponsors. abrdn Inc. seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each Sponsor on a when-traded, randomized full rotation schedule. All Sponsors will be included in the rotation schedule, including SMA and UMA.

UMA Sponsors will be responsible for determining how and whether to implement the model portfolio or model changes and implementation of any client specific investment restrictions. The Sponsors are solely responsible for determining the suitability of the model portfolio for each model delivery client, executing trades and seeking best execution for such clients.

As it relates to SMA accounts, abrdn Inc. will be responsible for managing the account on the basis of each client’s financial situation and objectives, the day to day investment decisions, best execution, accepting or rejecting client specific investment restrictions and performance. The SMA Sponsors will collect suitability information and will provide a summary questionnaire for our review and approval or rejection. For dual contract SMAs, abrdn Inc. will collect a suitability assessment from the client, along with the Sponsor suitability assessment. Our third party service provider will monitor client specific investment restrictions on a day to day basis. For SMA accounts, model trades will be traded by the Sponsor or may be executed through a “step-out transaction,”- or traded away- from the client’s Sponsor if doing so is consistent with abrdn’s obligation to obtain best execution. When placing trades through Sponsor Firms (instead of stepping them out), we will generally aggregate orders where it is possible and in the client’s best interests. In the event we are not comfortable that a Sponsor can obtain best execution for a specific security and trading away is infeasible, we may exclude the security from the model.

Trading costs are not covered by the Wrap Program fee and may result in additional costs to the client. In some instances, step-out trades are executed without any additional commission, mark-up, or mark-down, but in many instances, the executing broker-dealer may impose a commission or a mark-up or mark-down on the trade. Typically, the executing broker will embed the added costs into the price of the trade execution, making it difficult to determine and disclose the exact added cost to clients. In this instance, these additional trading costs will be reflected in the price received for the security, not as a separate commission, on trade confirmations or on account statements. In determining best execution for SMA accounts, abrdn Inc. takes into consideration that the client will not pay additional trading costs or commission if executing with the Sponsor.

While UMA accounts are invested in the same strategies as and may perform similarly to SMA accounts, there are expected to be performance differences between them. There will be performance dispersions between UMAs and other types of accounts because abrdn does not have discretion over trading and there may be client specific restrictions for SMA accounts.

abrdn may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed abrdn's recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. abrdn has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

(a)(3)

DESCRIPTION OF COMPENSATION STRUCTURE

abrdn’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders.  abrdn operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

abrdn’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award is composed of a mixture of cash and a deferred award, the portion of which varies based on the size of the award.  Deferred awards are by default abrdn plc shares, with an option to put up to 50% of the deferred award into funds managed by abrdn. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

abrdn’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other abrdn employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

abrdn has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with abrdn’s sustained performance and, in respect of the deferral into funds managed by abrdn, to align the interest of portfolio managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to abrdn, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, abrdn takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, abrdn also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the abrdn environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via abrdn’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2023
Eric Chan	None
Flavia Cheong	None

(b)  Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2023, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	Proxy Voting Policy of Registrant

(d)	Proxy Voting Policies and Procedures of Adviser.

(e)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibit (e)(1) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Australia Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn Australia Equity Fund, Inc.

Date: January 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn Australia Equity Fund, Inc.

Date: January 8, 2024

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of
abrdn Australia Equity Fund, Inc.

Date: January 8, 2024